SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 29, 2002
                                                         ----------------




                              FNB Bancshares, Inc.
                              --------------------
                            (Exact name of registrant
                          as specified in its charter)




   South Carolina               333-1546                  57-1033165
 ---------------------------------------------------------------------------
(State or other               (Commission              (I.R.S. Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)




                  P.O. Box 1539, Gaffney, South Carolina 29342
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (864) 488-2265
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)





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Item 4.  Changes in Registrant's Certifying Accountant.

         On October 29, 2002, the Company replaced the firm of Tourville, Simpson & Caskey, L.L.P., with Dixon Odom, PLLC as the auditors of the Company effective as of that date. The decision to change accountants was recommended and approved by the audit committee with authorization by the board of directors of the Company.

         The reports of Tourville, Simpson & Caskey on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 2000, 2001, and in the subsequent interim period, there were no disagreements with Tourville, Simpson & Caskey on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Tourville, Simpson & Caskey, would have caused Tourville, Simpson & Caskey to make reference to the matter in their report. During the fiscal year ended December 31, 2000, 2001, and in the subsequent interim period, there were no "reportable events" to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

         A copy of the letter from Tourville, Simpson & Caskey stating whether it agrees with the above statements dated October 30, 2002, is filed as Exhibit
16.1 to this Current Report on Form 8-K.

         On October 29, 2002, the Company engaged Dixon Odom, PLLC as its independent auditors for the fiscal year ending December 31, 2002, to audit the Company's financial statements. During the Company's most recent fiscal year and the subsequent interim period preceding the engagement of Dixon Odom, PLLC, the Company did not consult Dixon Odom, PLLC on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

            Exhibit No.          Description
            -----------          -----------

               16.1              Letter of Tourville, Simpson & Caskey, L.L.P.
                                 dated October 30, 2002, to the Securities and Exchange Commission

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FNB BANCSHARES, INC.



                                By: /s/ V. Stephen Moss
                                   ------------------------------
                                   Name:  V. Stephen Moss
                                   Title: President and Chief Executive Officer

Dated: October 30, 2002

                                  Exhibit Index

Exhibit No.     Description                              Sequential Page Number
-----------     -----------                              ----------------------

  16.1          Letter of Tourville, Simpson & Caskey,           Page 4
                L.L.P. dated October 30, 2002, to the
                Securities and Exchange Commission